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                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.______ )

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                            The Vantagepoint Funds
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

                             THE VANTAGEPOINT FUNDS

                   VANTAGEPOINT AGGRESSIVE OPPORTUNITIES FUND

                          777 NORTH CAPITOL STREET, NE
                                   SUITE 600
                             WASHINGTON, D.C. 20002

                             ---------------------

                             INFORMATION STATEMENT

                             ---------------------

     This Information Statement is being furnished on behalf of the Board of Directors ("Directors" or "Board") of The Vantagepoint Funds (the "VP Funds") to inform shareholders of the Vantagepoint Aggressive Opportunities Fund (the "Fund") about recent changes related to the Fund's subadvisory arrangements. These changes were approved by the Board of the VP Funds on the recommendation of the Fund's investment adviser, Vantagepoint Investment Advisers, LLC ("VIA" or the "Adviser"), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission ("SEC") dated May 8, 2000. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being mailed on or about April 25, 2006 to shareholders of record of the Fund as of March 31, 2006.

                                  INTRODUCTION

     VIA is the investment adviser for each of the VP Funds. VIA employs a "manager of managers" arrangement in managing the assets of the VP Funds. This permits VIA, subject to approval by the Board, to hire, terminate or replace subadvisers unaffiliated with the VP Funds or VIA ("unaffiliated subadvisers"), and to modify material terms and conditions of a subadvisory agreement, without shareholder approval. VIA recommended and the Board has approved the appointment of Legg Mason Capital Management, Inc. ("Legg Mason") and TimesSquare Capital Management, LLC ("TimesSquare") as additional subadvisers of the Fund.

     Section 15(a) of the Investment Company Act of 1940 (the "1940 Act") generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment adviser or subadviser of the fund. In order to use the "manager or managers" authority discussed above, the VP Funds and VIA requested and received an exemptive order from the SEC on May 8, 2000 (the "SEC Order"). The SEC Order exempts VIA and the VP Funds from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new, unaffiliated subadvisers and approve new subadvisory agreements on behalf of the VP Funds without shareholder approval.

     Consistent with the SEC Order, the Board, including a majority of the Directors who are not "interested persons" of the VP Funds or of VIA under the 1940 Act ("Independent Directors"), appointed Legg Mason and TimesSquare as subadvisers of the Fund and approved investment subadvisory agreements among the VP Funds, VIA and each of Legg Mason and TimesSquare relating to the Fund (each a "Subadvisory Agreement"). As discussed later in this Information Statement, the Board carefully considered the matter and

                           [Vantagepoint Funds Logo]
concluded that the appointment of each of Legg Mason and TimesSquare under the terms of the respective Subadvisory Agreements was in the best interests of the Fund and its shareholders. Legg Mason and TimesSquare began to serve as subadvisers to the Fund on January 25, 2006, the date upon which the Subadvisory Agreements took effect.

     As a condition to relying on the SEC Order, VIA and the VP Funds are required to furnish Fund shareholders with notification of the appointment of a new unaffiliated subadviser within ninety days from the date that the subadviser is hired. This Information Statement provides that notice and gives details of the new arrangements.

                   APPOINTMENT OF NEW SUBADVISERS OF THE FUND

     Effective January 25, 2006, Legg Mason and TimesSquare were appointed as new subadvisers of the Fund. Southeastern Asset Management, Inc. ("Southeastern") and T. Rowe Price and Associates, Inc. ("T. Rowe Price") continue to serve as subadvisers to the Fund. In a transition phase which began on January 25, 2006, the Fund's assets were transitioned and reallocated to and among these four subadvisers.

           VIA'S RECOMMENDATION AND THE BOARD OF DIRECTORS' DECISION

     At a meeting held on January, 19, 2006 (the "January Meeting") VIA recommended certain modifications to the portfolio structure of the Fund. VIA recommended the appointment of Legg Mason and TimesSquare each as a subadviser of the Fund after a search for managers. Each of Legg Mason and TimesSquare was recommended by VIA because, among other things, each subadviser: (i) demonstrated consistently favorable historical performance; (ii) takes an opportunistic and disciplined approach in managing mid-cap core equity and mid-cap growth assets, respectively; (iii) has an investment staff experienced in mid-cap core equity and mid-cap growth portfolios, respectively; (iv) is led by a stable management team; (v) possesses a workable organizational structure;
(vi) has adequate infrastructure and support staff; and (vii) is expected to use an investment approach complementary to that employed by Southeastern and T. Rowe Price in managing the Fund's assets. Before approving the appointment of Legg Mason and TimesSquare as subadvisers to the Fund, the Board of the VP Funds considered the recommendations of, and supporting analyses and data presented by, VIA. Also at the January Meeting, in connection with these recommendations, Southeastern's investment mandate was changed from global to domestic, and VIA recommended and the Board approved the termination of Wellington Management Company, LLP ("Wellington") as a subadviser to the Fund. Wellington's termination was effective February 28, 2006.

     At the January Meeting, the Board, including a majority of the Independent Directors, approved initial Subadvisory Agreements among the VP Funds, VIA and each of TimesSquare and Legg Mason, relating to the Fund.

     With respect to the Board's consideration of the respective Subadvisory Agreements with TimesSquare and Legg Mason, the Directors received written information in advance of the January Meeting from the Adviser, which included:
(1) the Adviser's rationale for recommending modifications to the portfolio structure of the Fund; (2) the process by which the Adviser selected and recommended for Board approval TimesSquare and Legg Mason as subadvisers of the Fund; (3) the nature and quality of the services that TimesSquare and Legg Mason would provide to the Fund; (4) each proposed subadviser's experience, reputation, investment management business, personnel and operations; (5) each proposed subadviser's brokerage and trading policies and practices; (6) the level of subadvisory fees to be charged to the Fund by TimesSquare and Legg Mason and a comparison of those fees to the: (a) standard separate account fee schedule charged by each of TimesSquare and Legg Mason for managing mid-cap growth equity accounts and mid-cap core equity accounts, respectively; and (b) fees charged by a group of separate account investment managers utilizing an active mid-cap growth equity mandate with respect to TimesSquare and an active mid-cap core equity mandate with respect to Legg Mason; (7) TimesSquare's and Legg Mason's compliance programs; (8) TimesSquare's and Legg Mason's historical performance returns utilizing a mid-cap growth equity mandate and a mid-cap core equity mandate, respectively, and such performance compared to a relevant benchmark; (9) the Fund's projected total expense ratio compared to a group of mid-cap growth mutual funds similar in investment objective to the Fund and with a minimum of $100 million in assets; and (10) each proposed subadviser's financial condition.

     In considering the information and materials described above, the Independent Directors received assistance from and met separately with their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

     In determining whether to approve each Subadvisory Agreement, the Directors considered the information received in advance of the January Meeting, the presentations made by, and discussions held with, TimesSquare, Legg Mason, the Adviser's personnel and the VP Funds' Chief Compliance Officer at the January Meeting, as well as a variety of factors, and reached the following conclusions:

     Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by TimesSquare and Legg Mason under their respective Subadvisory Agreements, the Directors considered the specific investment process to be employed by each of TimesSquare and Legg Mason in managing the assets of the Fund to be allocated to them; the qualifications of TimesSquare's and Legg Mason's respective investment management teams with regard to implementing a mid-cap growth equity mandate and a mid-cap core equity mandate, respectively; each proposed subadviser's overall favorable performance record as compared to a relevant benchmark; the subadvisers' infrastructure and whether it appears to adequately support a mid-cap growth equity strategy for TimesSquare and a mid-cap core equity strategy for Legg Mason; and the Adviser's review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by each of TimesSquare and Legg Mason to the Fund. The Directors acknowledged that TimesSquare and Legg Mason each has a successful performance record as a mid-cap growth equity manager and a mid-cap core equity manager, respectively; each has an experienced portfolio management team; and each appears to have adequate infrastructure and support staff to seek to achieve favorable results implementing a mid-cap growth equity mandate, with respect to TimesSquare, and a mid-cap core equity mandate, with respect to Legg Mason, for the Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by each of Legg Mason and TimesSquare were appropriate for the Fund in light of its investment objective and, thus, supported a decision to approve each Subadvisory Agreement.

     Investment Performance. The Directors evaluated TimesSquare's and Legg Mason's historical investment performance record in managing assets utilizing a mid-cap growth equity mandate, with respect to TimesSquare, and a mid-cap core equity mandate, with respect to Legg Mason, and considered each performance record versus a relevant benchmark. The Directors concluded that the historical investment performance record of each of TimesSquare and Legg Mason supported approval of each Subadvisory Agreement with TimesSquare and Legg Mason, respectively.

     Subadvisory Fees, Expense Ratio Impact and Economies of Scale. In evaluating each proposed subadvisory fee, the Directors reviewed TimesSquare's and Legg Mason's subadvisory fee schedules and breakpoints. They considered that, based on the amount of assets proposed to be allocated to the proposed subadvisers at current asset levels, and taking into account the other proposed subadviser changes, it was projected there would be no increase in overall subadvisory fees for the Fund, and there would, in fact, be a decrease in overall subadvisory fees and the Fund's total expense ratio.

     The Directors considered comparisons of the subadvisory fees to be charged by TimesSquare and Legg Mason to the Fund with each subadviser's standard fee schedule for managing an investment mandate similar to the mandate the subadviser is to employ on behalf of the Fund. The Directors also considered that, according to the information provided, the proposed fee schedule for TimesSquare reflects the lowest fee currently charged by the subadviser to other mid-cap growth accounts of comparable size, and the proposed fee schedule for Legg Mason reflects the lowest fee currently charged by the subadviser to other mid-cap accounts. Additionally, the services each subadviser is to provide to the Fund appeared to be comparable to those each subadviser provides to such other advisory clients. The Directors reviewed information provided by the Adviser (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets to be allocated initially to TimesSquare and Legg Mason by a group of separate account investment managers that employ an active mid-cap growth equity mandate, with respect to TimesSquare, and an active mid-cap core equity mandate, with respect to Legg Mason. According to the information provided, the effective fee rate to be paid by the Fund to each of TimesSquare and Legg Mason would be below the median fee charged by such managers and in the first quartile (lowest fee quartile) of all active mid-cap growth equity managers with respect to TimesSquare and of all active mid-cap core equity managers with respect to Legg Mason. Referring to data compiled by Lipper Inc., an independent provider of investment company data, the Directors also noted that the projected investment advisory fee for the Fund, taking into account all of the proposed subadviser changes, was lower than the median investment advisory fee of a selected group of investment companies with a similar investment objective classification. The Directors also considered information provided by the Adviser on the total expense ratios of a group of mid-cap growth mutual funds with investment objectives similar to the Fund and with minimum assets of $100 million, which showed that, if TimesSquare and Legg Mason each served as a subadviser to the Fund at the proposed fee rates and asset allocation levels, and taking into account the other proposed subadviser changes, the Fund's projected total expense ratio would continue to be below the average and median expense ratios of such funds.

     The foregoing comparisons assisted the Directors in considering each Subadvisory Agreement by providing them with a basis for evaluating TimesSquare's and Legg Mason's fees, including in light of the Fund's projected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that TimesSquare's and Legg Mason's subadvisory fees each appeared to be within a reasonable range for the services to be provided.

     The Directors also reviewed the information provided by Legg Mason regarding the estimated profits to be realized from the subadviser's relationship with the Fund; the Directors were informed that such information was not available with respect to TimesSquare. In reviewing the extent to which economies of scale may be realized by TimesSquare and Legg Mason as the assets of the Fund to be managed by each subadviser grow, and whether the proposed fee levels reflect these economies, the Directors considered that the proposed fee schedule for each of TimesSquare and Legg Mason included breakpoints, which indicated that the proposed subadvisory fee rates for both TimesSquare and Legg Mason are intended to capture certain anticipated economies of scale for the benefit of the Fund's shareholders in connection with the services to be provided, and concluded that the proposed fee schedules for TimesSquare and Legg Mason were appropriate at this time.

     Other Considerations. The Directors considered the Adviser's judgment that the addition of
TimesSquare and Legg Mason as complementary subadvisers to the Fund would add value by enhancing the benefits of the Fund's multi-management approach. In this regard, the Directors considered that the addition of these subadvisers, along with the Adviser's recommendations to terminate Wellington and to retain Southeastern, while reducing the assets allocated to Southeastern and changing its mandate from global to domestic, should serve to move the Fund's portfolio characteristics closer to those of its benchmark and peers, increase portfolio diversification, and help to reduce the volatility and improve the risk profile of the Fund while increasing its potential for positive returns. The Directors also considered information from the Adviser concerning its strategy to efficiently and economically effect the subadviser transitions. The Directors concluded that these considerations supported approval of each Subadvisory Agreement.

     The Directors considered the selection and due diligence process employed by the Adviser in deciding to recommend TimesSquare and Legg Mason as subadvisers to the Fund and also considered the Adviser's conclusion that the fees to be paid to each of TimesSquare and Legg Mason for their respective services to the Fund are reasonable and appropriate in light of the nature and quality of services to be provided by each subadviser and the reasons supporting that conclusion. The Directors concluded that the Adviser's recommendations and conclusions supported approval of each Subadvisory Agreement.

     The Directors also considered the potential "fall-out" or ancillary benefits that may accrue to
TimesSquare and Legg Mason due to each subadviser's relationship with the Fund. The Directors considered that each subadviser may direct the Fund's brokerage transactions to certain brokers to obtain research and other services. However, the Directors noted that all subadvisers are required to select brokers who meet the Fund's requirements for seeking best execution, and that the Adviser monitors and evaluates the subadvisers' trade execution with respect to Fund brokerage transactions on a regular basis and provides reports to the Board in this regard. The Directors concluded that the potential benefits accruing to each subadviser by virtue of its relationship to the Fund are reasonable.

     Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of each Subadvisory Agreement is in the best interests of the Fund and its shareholders, and approved the Subadvisory Agreement with, and the fee to be paid to, each of TimesSquare and Legg Mason.

     At the January, the Board, Including a majority of the Independent Directors, also approved a revised fee schedule to the existing Investment Subadvisory Agreement with Southeastern, which was last renewed by the Board at the January Meeting. The revised fee schedule provides for a reduction in the subadvisory fee rate payable by the Fund to Southeastern, effective February 1, 2006. The new subadvisory fee based, on the value of the Fund's assets under management of Southeastern, is an annual rate of: 0.75% on the first $50 million and 0.50% over $50 million.

                           THE SUBADVISORY AGREEMENTS

     The Subadvisory Agreements have terms substantially similar to the agreements with other subadvisers to the VP Funds, except for the rates of the fees payable by the Fund to each of Legg Mason and TimesSquare. Each subadviser will make all investment decisions for the portion of the Fund's assets allocated to it, and will continuously review, supervise and administer the Fund's investment program with respect to those assets. Legg Mason and TimesSquare are not affiliated with VIA. Each of Legg Mason and TimesSquare discharges its responsibilities subject to the supervision of VIA and the Board, and has agreed to do so in a manner consistent with the Fund's investment objective, policies and limitations. Each Subadvisory Agreement, dated January 25, 2006 has an initial term ending February 28, 2007. Thereafter, continuance of the Subadvisory Agreement requires the annual approval of the VP Funds' Board of Directors, including a majority of the Independent Directors.

     Legg Mason's subadvisory fee, based on the value of the Fund's assets under its management, is an annual rate of 0.40% for the first $200 million and 0.38% over $200 million.

     TimesSquare's subadvisory fee, based on the value of the Fund's assets under its management is an annual rate of 0.50% for the first $300 million, 0.47% for the next $200 million and 0.45% over $500 million.

                              THE NEW SUBADVISERS

     Legg Mason has provided investment advisory services to a variety of domestic and international clients, including mutual funds, pension funds, foundations, and government-related entities. Its principal place of business is at 100 Light Street, Baltimore, Maryland 21202. Legg Mason is wholly owned by Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202, a publicly-traded, global financial services company. Legg Mason's principal executive officers are listed on Exhibit A.

     Legg Mason also serves as investment subadviser for the Vantagepoint Growth Fund. Other registered investment companies with investment objectives similar to those of the Fund for which Legg Mason serves as investment adviser or subadviser are listed on Exhibit B.

     TimesSquare, Four Times Square, 25th Floor, New York, New York 10036, is owned by its senior executives and Affiliated Managers Group, Inc., 600 Hale Street, Prides Crossing, Massachusetts 01965, which is a publicly-traded asset management holding company. TimesSquare's principal executive officers and directors are listed on Exhibit A.

     TimesSquare does not currently serve as investment subadviser for any other series of the VP Funds. Other registered investment companies with investment objectives similar to those of the Fund for which TimesSquare serves as investment adviser or subadviser are listed on Exhibit B.

      THE INVESTMENT ADVISER AND THE MASTER INVESTMENT ADVISORY AGREEMENTS

     VIA, 777 North Capitol Street, NE, Washington, D.C. 20002, is a wholly owned subsidiary of, and controlled by the ICMA Retirement Corporation ("ICMA-RC"), a retirement plan administrator and investment adviser whose principal investment advisory client is The VantageTrust Company. ICMA-RC was established in 1972 as a not-for-profit organization to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended. ICMA-RC has been registered as an investment adviser with the SEC since 1983. VIA is a Delaware limited liability company and has been registered as an investment adviser with the SEC since 1999.

     Joan McCallen serves as President and Chief Executive Officer of ICMA-RC, Manager and President of VIA and President and Principal Executive Officer of the VP Funds. Paul Gallagher serves as Senior Vice President, Secretary and General Counsel of ICMA-RC, Senior Vice President and Secretary of VIA and Secretary of the VP Funds. Gerard P. Maus serves as Treasurer of the VP Funds, Senior Vice President and Chief Financial Officer of ICMA-RC and Treasurer of VIA.

     VIA provides investment advisory services to each of the VP Funds, including the Fund, under Master Investment Advisory Agreements (the "Advisory Agreements") dated January 3, 2005 and March 1, 1999, as amended on December 1, 2000. VIA's advisory services include fund design, establishment of fund investment objectives and strategies, selection and management of subadvisers, performance monitoring, and supervising and directing each fund's investments. Additionally, VIA furnishes periodic reports to the VP Funds' Board regarding the investment strategy and performance of each VP Fund.

     Pursuant to the Advisory Agreements, the Fund compensates VIA for these services by paying VIA an annual advisory fee assessed against average daily net assets under management of 0.10%. VIA received $1,156,510 in advisory fees for services provided to the Fund for the fiscal year ended December 31, 2005.

                             SUBADVISORY FEES PAID

     Southeastern, T. Rowe Price and Wellington earned $2,948,426, $2,209,723 and $2,677,476, respectively, in fees for services provided to the Fund for the fiscal year ended December 31, 2005. Neither Legg Mason nor TimesSquare served as subadviser to the Fund for the most recently ended fiscal year. Had Legg Mason and TimesSquare also served as subadvisers of the Fund for the year ended December 31, 2005 for their respective portion of the Fund as determined in February 28, 2006, each would have earned $1,221,554 and $1,660,128, respectively, in fees for services provided to the Fund.

                         PAYMENTS TO AFFILIATED BROKERS

     The Fund did not make any payments to an affiliated broker for the fiscal year ended December 31, 2005.

                         RECORD OF BENEFICIAL OWNERSHIP

     As of March 31, 2006, the Fund had 107,031,732 shares outstanding. A majority of the voting shares of the Fund are held, either directly or indirectly through the Vantagepoint Model Portfolio Funds and the Vantagepoint Milestone Funds, by the VantageTrust, a group trust sponsored and maintained by The VantageTrust Company ("Trust Company"). The VantageTrust, 777 North Capitol Street, NE, Washington, D.C. 20002, was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking corporation, has the power to vote the shares of the VP Funds directly held by the VantageTrust and has the power to direct the vote of the shares of the Vantagepoint Model Portfolio Funds and the Vantagepoint Milestone Funds under the proxy voting policy adopted by VIA. The Trust Company therefore holds with the power to vote more than 25% of the VP Funds' voting securities and thus under the 1940 Act is considered to "control" the VP Funds. In addition, the Trust Company holds with the power to vote more than 25% of the voting securities of the Fund (see percentages below) and thus under the 1940 Act is considered to "control" the Fund. As a control person of the VP Funds and the Fund, the Trust Company may possess the ability to control the outcome of matters submitted to the vote of shareholders. Both the Trust Company and VIA are wholly owned subsidiaries of ICMA-RC.

     As of March 31, 2006, the VantageTrust held, directly or indirectly, 103,774,372 shares of the Fund or 96.96%. Also, as of March 31, 2006, the directors and executive officers of the VP Funds, both individually and as a group, owned less than 1% of the Fund's outstanding shares.

                              GENERAL INFORMATION

DISTRIBUTOR

     ICMA-RC Services, LLC ("RC Services"), 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002, serves as the distributor of the VP Funds' shares pursuant to a Distribution Agreement. RC Services is a wholly owned subsidiary of ICMA-RC and an affiliate of VIA. Joan McCallen serves as President of RC Services. The VP Funds did not pay any commissions to RC Services during the fiscal year ended December 31, 2005.

TRANSFER AGENT AND ADMINISTRATOR

     Vantagepoint Transfer Agents, LLC ("VTA"), 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002, is the designated transfer agent of the VP Funds' shares and, pursuant to a Transfer Agency and Administrative Services Agreement, also provides certain transfer agency and administrative shareholder support services for the VP Funds related to the retirement plans investing in the VP Funds. VTA is a wholly owned subsidiary of ICMA-RC and an affiliate of VIA. Joan McCallen serves as President of VTA. VTA received $4,047,786 in fees for services provided to the Fund for the fiscal year ended December 31, 2005.

     The VP Funds have also entered into an Administration Agreement with Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, wherein IBT performs certain financial reporting, tax filing and portfolio compliance functions.

                                  HOUSEHOLDING

     Only one copy of this Information Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record; unless the VP Funds has received instructions to the contrary. If you need additional copies of this Information Statement, please contact the VP Funds toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002. If you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact the VP Funds in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or toll free at 1-800-669-7400.

                             FINANCIAL INFORMATION

     Shareholders can obtain a copy of the VP Funds' most recent Annual Report and any Semi-Annual Report following the Annual Report, without charge, by writing the VP Funds at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or by calling the VP Funds toll free at 1-800-669-7400.

                                   EXHIBIT A

     The principal executive officers of Legg Mason and their Principal Occupations are set forth below:

-----------------------------------------------------------------------------------------------
NAME                                 TITLE AND PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------
 Andrew Bowden                       Senior Vice President, Chief Operating Officer & General
                                     Counsel
-----------------------------------------------------------------------------------------------
 James Daly                          Senior Vice President
-----------------------------------------------------------------------------------------------
 Mary Chris Gay                      Senior Vice President
-----------------------------------------------------------------------------------------------
 Robert Hagstrom                     Senior Vice President
-----------------------------------------------------------------------------------------------
 Kyle Legg                           President, Chief Executive Officer & Director
-----------------------------------------------------------------------------------------------
 Jay Leopold                         Senior Vice President
-----------------------------------------------------------------------------------------------
 William Miller                      Chairman, Chief Investment Officer & Director
-----------------------------------------------------------------------------------------------
 Jennifer Williams Murphy            Senior Vice President, Chief Financial Officer & Director
-----------------------------------------------------------------------------------------------
 Michael Mauboussin                  Senior Vice President
-----------------------------------------------------------------------------------------------
 Ira Malis                           Senior Vice President
-----------------------------------------------------------------------------------------------
 David Nelson                        Senior Vice President
-----------------------------------------------------------------------------------------------
 Neil O'Callaghan                    Chief Compliance Officer
-----------------------------------------------------------------------------------------------
 Sam Peters                          Senior Vice President
-----------------------------------------------------------------------------------------------
 Peter Bain                          Director
-----------------------------------------------------------------------------------------------
 Mark Fetting                        Director
-----------------------------------------------------------------------------------------------
 Raymond Mason                       Director
-----------------------------------------------------------------------------------------------
 Timothy Scheve                      Director
-----------------------------------------------------------------------------------------------

     The principal address for each officer of Legg Mason is 100 Light Street, Baltimore, Maryland 21202

     The principal executive officers and directors of TimesSquare and their Principal Occupation are set forth below:

-----------------------------------------------------------------------------------------------
NAME                                 TITLE AND PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------
 Grant Babyak                        Managing Director and Chief Executive Officer
-----------------------------------------------------------------------------------------------
 Mark J. Aaron                       Chief Operating Officer and Chief Compliance Officer
-----------------------------------------------------------------------------------------------
 Francine Goldstein                  Senior Vice President
-----------------------------------------------------------------------------------------------
 Yvette Bockstein                    Managing Member
-----------------------------------------------------------------------------------------------
 Ian Rosenthal                       Managing Member
-----------------------------------------------------------------------------------------------
 Stephen Green                       Managing Member
-----------------------------------------------------------------------------------------------

     The principal address for each director and officer of TimesSquare is Four Times Square, 25th Floor, New York,New York 10036

                                   EXHIBIT B

     Other registered investment companies for which Legg Mason serves as investment adviser/subadviser and that have investment objectives and strategies similar to those of the Fund:

-----------------------------------------------------------------------------------------------------
                                 ASSETS UNDER LEGG MASON'S
                             MANAGEMENT AS OF DECEMBER 31, 2005
NAME                                       IN $MM                        RATE OF COMPENSATION
-----------------------------------------------------------------------------------------------------
 Legg Mason Special                       $3,939.7                0.70% on first $2 billion and 0.65%
 Investment Trust                                                 on amounts over $2 billion
-----------------------------------------------------------------------------------------------------

     Other registered investment companies for which TimesSquare serves as investment adviser/subadviser and that have investment objectives and strategies similar to those of the Fund:

-----------------------------------------------------------------------------------------------------
                                  ASSETS UNDER TIMESSQUARE
                             MANAGEMENT AS OF DECEMBER 31, 2005
NAME                                       IN $MM                        RATE OF COMPENSATION
-----------------------------------------------------------------------------------------------------
 TimesSquare Mid Cap Growth                $ 84.6                 1.00%
 Fund
-----------------------------------------------------------------------------------------------------